UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 19, 2021

     Annaly Capital Management Inc
(Exact Name of Registrant as Specified in its Charter)

Maryland		1-13447	22-3479661
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas
New York,	New York		10036
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (212) 696-0100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NLY	New York Stock Exchange
6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.F	New York Stock Exchange
6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.G	New York Stock Exchange
6.75% Series I Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 19, 2021, Annaly Capital Management, Inc. (the “Company” or “Annaly”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders elected eleven directors to serve on the Board until the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”); approved, on an advisory basis, the Company’s executive compensation; and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The total number of shares of common stock entitled to vote at the Annual Meeting was 1,398,502,906, of which 1,054,164,617 shares, or 75.37%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1. The election of eleven directors to serve on the Board until the 2022 Annual Meeting.

Director	For	Against	Abstentions	Broker Non-Votes
Francine J. Bovich	655,117,070	11,696,411	7,099,336	380,251,800
Wellington J. Denahan	656,596,521	10,028,668	7,287,628	380,251,800
Katie Beirne Fallon	655,504,908	11,349,557	7,058,352	380,251,800
David L. Finkelstein	658,660,141	7,911,408	7,341,268	380,251,800
Thomas Hamilton	655,591,711	11,029,647	7,291,459	380,251,800
Kathy Hopinkah Hannan	651,128,837	15,751,006	7,032,974	380,251,800
Michael Haylon	645,057,561	21,506,624	7,348,632	380,251,800
Eric A. Reeves	658,369,153	8,190,040	7,353,624	380,251,800
John H. Schaefer	655,317,563	11,242,259	7,352,995	380,251,800
Glenn A. Votek	656,294,083	10,320,967	7,297,767	380,251,800
Vicki Williams	648,794,026	18,177,990	6,940,801	380,251,800

Proposal 2. Advisory approval of the Company’s executive compensation.

For	Against	Abstentions	Broker Non-Votes
610,221,121	52,972,617	10,719,079	380,251,800

Proposal 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstentions
1,037,413,804	10,635,085	6,115,728

Further information regarding these proposals is set forth in the Company’s Proxy Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).

104	Cover page interactive data file (formatted in iXBRL in Exhibit 101).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.
(REGISTRANT)

By:	/s/ Anthony C. Green
Name: Anthony C. Green
Title: Chief Corporate Officer & Chief Legal Officer

Dated: May 19, 2021